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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported) -- November 10, 2000


                        COMMISSION FILE NUMBER: 0 - 22074


                           NATIONAL RECORD MART, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                   11-2782687
      (State or jurisdiction of                (IRS Employer Identification No.)
   incorporation or organization)


                                507 FOREST AVENUE
                        CARNEGIE, PENNSYLVANIA 15106-2873
          (Address of principal executive offices, including zip code)


                                 (412-276-6200)
              (Registrant's telephone number, including area code)


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                           NATIONAL RECORD MART, INC.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Previous independent accountants

         1. On November 10, 2000, Ernst & Young LLP ("E&Y"), the independent accountant previously engaged as the principal accountant to audit the financial statements of National Record Mart, Inc. ("NRM") resigned.

         2. The reports of E&Y on NRM's consolidated financial statements for the fiscal years ending March 27, 1999 and March 25, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         3. During NRM's fiscal years ended March 27, 1999 and March 25, 2000 and the subsequent interim period through November 10, 2000, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

         4. NRM has requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated November 17, 2000 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) Exhibits

         16.1 Letter from Ernst & Young LLP dated November 17, 2000



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 NATIONAL RECORD MART, INC.

                                 By:  Theresa Carlise
                                    -----------------------------
                                    Theresa Carlise
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                 Date: November 17, 2000
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